                                                                     EXHIBIT 4.5




                 ==============================================



                        AMENDED AND RESTATED DECLARATION

                                    OF TRUST


                             COUNTRYWIDE CAPITAL I


                        Dated as of December ____, 1996



                 ==============================================

                             CROSS-REFERENCE TABLE*


    Section of
Trust Indenture Act                                             Section of
of 1939, as amended                                             Declaration
-------------------                                             -----------

310(a) ........................................................ 5.3(a)
310(c) ........................................................ Inapplicable
311(c) ........................................................ Inapplicable
312(a) ........................................................ 2.2(a)
312(b) ........................................................ 2.2(b)
313    ........................................................ 2.3
314(a) ........................................................ 2.4
314(b) ........................................................ Inapplicable
314(c) ........................................................ 2.5
314(d) ........................................................ Inapplicable
314(f) ........................................................ Inapplicable
315(a) ........................................................ 3.9(b)
315(c) ........................................................ 3.9(a)
315(d) ........................................................ 3.9(a)
316(a) ........................................................ Annex I
316(c) ........................................................ 3.6(e)

__________
* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                             COUNTRYWIDE CAPITAL I

                               December __, 1996



          AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of December __, 1996, by the Original Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

          WHEREAS, the Original Trustees and the Sponsor established Countrywide Capital I, a trust under the Business Trust Act (as defined herein) (the "Trust"), pursuant to a Declaration of Trust, dated as of October 17, 1996 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on October 15, 1996, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in the Debentures (as defined herein) of the Debenture Issuer (as defined herein) and the Debenture Guarantee (as defined herein) of the Sponsor endorsed thereon;


          WHEREAS, as of the date hereof, no interests in the Trust have been issued;

          WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

          NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS


          SECTION 1.1   Definitions.
                        -----------

               Unless the context otherwise requires:

               (a) Capitalized terms used in this Declaration but not defined herein have the respective meanings assigned to them in this Section 1.1;

               (b) a term defined anywhere in this Declaration has the same meaning throughout;

               (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

               (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

               (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

               (f) a reference to the singular includes the plural and vice versa.

          "Affiliate" has the same meaning as given to that term in Rule 405 of
           ---------
the Securities Act or any successor rule thereunder.

          "Agent" means any Paying Agent.
           -----

          "Authorized Officer" of a Person means any Person that is authorized
           ------------------
to bind such Person.

          "Book-Entry Interest" means a beneficial interest in a Global
           -------------------
Certificate, ownership and transfers of which shall be   maintained and made
through book entries by a Clearing Agency as described in Section 9.4.

          "Business Day" means, with respect to any series of Securities, any
           ------------
day other than Saturday, Sunday or any other day on which federal or state banking institutions in the Borough of Manhattan, the City of New York or Los Angeles, California, are authorized or obligated by any applicable law, executive order or regulation to close.

          "Business Trust Act" means Chapter 38 of Title 12 of the Delaware
           ------------------
Code, 12 Del. Code (S) 3801 et seq., as it may be amended from time to time, or
      ------------          -- ---
any successor legislation.

          "Capital Securities Guarantee" means the guarantee agreement to be
           ----------------------------
dated as of December __, 1996, of the Sponsor in respect of the Capital Securities.

          "Capital Security" or "Capital Securities" has the meaning specified
           ----------------------------------------
in Section 7.1(a).

          "Capital Security Beneficial Owner" means, with respect to a Book-
           ---------------------------------
Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules and regulations of such Clearing Agency).

          "Capital Security Certificate" means a certificate      representing a
           ----------------------------
Capital Security substantially in the form of Exhibit A-1.

           "Certificate" means a Common Security Certificate or a Capital
            -----------
Security Certificate.

          "Clearing Agency" means an organization registered as a "Clearing
           ---------------
Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book-entry transfers of the Capital Securities.

          "Clearing Agency Participant" means a broker, dealer, bank, other
           ---------------------------
financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers securities deposited with the Clearing Agency.

          "Closing Date" means the "Closing Time" under the Underwriting
           ------------
Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, or any successor legislation.

          "Commission" means the Securities and Exchange Commission or a
           ----------
successor federal agency performing comparable functions.

          "Common Securities Guarantee" means the guarantee agreement to be
           ---------------------------
dated as of December __, 1996 of the Sponsor in respect of the Common
Securities.

          "Common Security" or "Common Securities" has the meaning specified in
           --------------------------------------
Section 7.1(a).

          "Common Security Certificate" means a definitive certificate in fully
           ---------------------------
registered form representing one or more Common Securities substantially in the form of Exhibit A-2.

          "Company Indemnified Person" means (a) any Regular Trustee; (b) any
           --------------------------
Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

          "Corporate Trust Office" means the office of the Institutional Trustee
           ----------------------
at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

          "Covered Person" means: (a) any officer, director, shareholder,
           --------------
partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

          "Debenture Guarantee" means the guarantee by the Sponsor of the
           -------------------
Debentures endorsed thereon.

          "Debenture Issuer" means Countrywide Home Loans, Inc., a New York
           ----------------
corporation, in its capacity as issuer of the Debentures under the Indenture.

          "Debenture Trustee" means The Bank of New York, a New York banking
           -----------------
corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

          "Debentures" means the series of Debentures to be issued by the
           ----------
Debenture Issuer under the Indenture to the Trust which Debentures will be registered in the name of and held by the Institutional Trustee or, upon the dissolution, winding-up or termination of the Trust, the Depositary or the Holder, as the case may be, a specimen certificate for such series of Debentures being substantially in the form of Exhibit B.

          "Delaware Trustee" has the meaning set forth in Section 5.2.
           ----------------

          "Definitive Capital Security Certificates" has the meaning set forth
           ----------------------------------------
in Section 9.4.

          "Depositary" means, with respect to the Capital Securities, DTC, or
           ----------
another Clearing Agency.

          "Distribution" means a distribution payable to Holders of Securities
           ------------
in accordance with Section 6.1.

          "DTC" means The Depository Trust Company, New York, New York, the
           ---
initial Clearing Agency.

          "ERISA" means the Employee Retirement Income Security Act of 1974,
           -----
as amended.

          "ERISA Plan" means an employee benefit plan subject to ERISA or an
           ----------
individual retirement account or plan subject to Section 4975 of the Code.

          "Event of Default" in respect of the Securities means an Indenture
           ----------------
Event of Default has occurred and is continuing in respect of the Debentures.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
from time to time, or any successor legislation.

          "Fiduciary Indemnified Person" has the meaning set forth in Section
           ----------------------------
10.4(b).

          "Global Certificate" has the meaning set forth in Section 9.4.
           ------------------

          "Guarantor"  has the meaning set forth in the Indenture.
           ---------

          "Holder" means a Person in whose name a Certificate representing a
           ------
Security is registered.

          "Indemnified Person" means a Company Indemnified Person or a Fiduciary
           ------------------
Indemnified Person.

          "Indenture" means the Indenture dated as of December __, 1996, among
           ---------
the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures and the Debenture Guarantees are to be issued.

          "Indenture Event of Default"  means an Event of Default as defined in
           --------------------------
the Indenture.

          "Institutional Trustee" means the Trustee meeting the eligibility
           ---------------------
requirements set forth in Section 5.3 and shall initially mean The Bank of New York, a New York banking corporation.

          "Institutional Trustee Account" has the meaning set forth in Section
           -----------------------------
3.8(c).

          "Investment Company" means an investment company as defined in the
           ------------------
Investment Company Act.

          "Investment Company Act" means the Investment Company Act of 1940, as
           ----------------------
amended from time to time, or any successor legislation.

          "Legal Action" has the meaning set forth in Section 3.6(g).
           ------------

          "Majority in liquidation amount of the Securities" means, except as
           ------------------------------------------------
provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount of all outstanding Securities of the relevant class.

          "Ministerial Action" has the meaning set forth in the terms of the
           ------------------
Securities as set forth in Annex I.

          "Officers' Certificate" means, with respect to any Person, a
           ---------------------
certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered in connection with compliance with a condition or covenant provided for it in this Declaration shall include:

               (a) a statement that each officer signing the Certificate has read the condition or covenant and the definitions relating thereto;


               (b) a brief statement of the nature and scope of the examination or investigation undertaken by each such officer in rendering the Certificate;

               (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such condition or covenant has been complied with; and

               (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

          "Original Trustees" means, Eric P. Sieracki and Carlos Garcia, each in
           -----------------
his capacity as a Regular Trustee of the Trust and The Bank of New York (Delaware) in its capacity as Delaware Trustee of the Trust, in each case appointed pursuant to the Original Declaration.

          "Paying Agent" has the meaning specified in Section 7.2.
           ------------

          "Person" means a legal person, including any individual, corporation,
           ------
estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.


          "Pricing Agreement" means the pricing agreement between the Trust, the
           -----------------
Debenture Issuer, and the underwriter party to the Underwriting Agreement with respect to the offer and sale of the Capital Securities.

          "Quorum" means a majority of the Regular Trustees or, if there are
           ------
only two Regular Trustees, both of them.

          "Regular Trustee" has the meaning set forth in Section 5.1.
           ---------------

          "Related Party" means, with respect to the Sponsor, any direct or
           -------------
indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

          "Responsible Officer" means, with respect to the Institutional
           -------------------
Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice-president, any assistant vice-president, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.
           ---------

          "Securities" means the Common Securities and the Capital Securities.
           ----------

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time or any successor legislation.

          "Securities Guarantees" means the Common Securities Guarantee and the
           ---------------------
Capital Securities Guarantee.

          "Sponsor" means Countrywide Credit Industries, Inc.,  a Delaware
           -------
corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

          "Successor Delaware Trustee" has the meaning set forth in Section
           --------------------------
5.7(b).

          "Successor Entity" has the meaning set forth in Section 3.15(b).
           ----------------

          "Successor Institutional Trustee" has the meaning set forth in Section
           -------------------------------
5.7(b).

          "Successor Securities" has the meaning set forth in Section 3.15(b).
           --------------------

          "Super Majority" has the meaning set forth in Section 2.6(a)(ii).
           --------------

          "Tax Event" has the meaning set forth in Annex I   hereto.
           ---------

          "10% in liquidation amount of the Securities" means, except as
           -------------------------------------------
provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount of all outstanding Securities of the relevant class.

          "Treasury Regulations" means the income tax regulations, including
           --------------------
temporary and proposed regulations, promulgated under the Code by the United States Treasury Department, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Trustee" or "Trustees" means each Person who has signed this
           -------      --------
Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as
           -------------------
amended from time to time, or any successor legislation.

          "Underwriting Agreement" means the Underwriting Agreement for the
           ----------------------
offering and sale of Capital Securities substantially in the form of Exhibit C.

                                  ARTICLE II
                              TRUST INDENTURE ACT

          SECTION 2.1  Trust Indenture Act: Application.
                       --------------------------------

          (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

                                 (b) The Institutional Trustee shall be the only
Trustee which is a Trustee for the purposes of the Trust Indenture Act.

          (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by (S)(S)310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

          SECTION 2.2  Lists of Holders of Securities.
                       ------------------------------

          (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that neither the
                                                    -------- ----
Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request therefor, a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Institutional Trustee shall comply with its obligations under
(S)(S) 311(a), 311(b) and 312(b) of the Trust Indenture Act.

          SECTION 2.3   Reports by the Institutional Trustee.
                        ------------------------------------

          Within 60 days after May 15 of each year, the Institutional Trustee shall provide to the Holders of the Capital Securities such reports as are required by (S) 313 of the Trust Indenture Act, if any, in the form and in the manner provided by (S) 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of (S) 313(d) of the Trust Indenture Act.

          SECTION 2.4  Periodic Reports to Institutional Trustee.
                       -----------------------------------------

          Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such documents, reports information (if any) and compliance certificates required by (S) 314 of the Trust Indenture Act in the form, in the manner and at the times required by (S) 314 of the Trust Indenture Act.

          SECTION 2.5  Evidence of Compliance with Conditions Precedent.
                       ------------------------------------------------

          Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with all covenants and conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in (S) 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to (S) 314(c)(1) may be given in the form of an Officers' Certificate.

          SECTION 2.6  Events of Default; Waiver.
                       -------------------------

          (a) The Holders of a Majority in liquidation amount of Capital Securities may, by vote or consent, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences, provided that, if the underlying Indenture
                                 -------- ----
Event of Default:

               (i) is not waivable under the Indenture, the Event of Default under this Declaration shall also not be waivable; or

               (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, such Event of Default under this Declaration may only be waived by the vote or consent of the Holders of at least the proportion in liquidation amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of (S) 316(a)(1)(B) of the Trust Indenture Act and such (S) 316(a) (1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such Indenture Event of Default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

          (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote or consent, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Indenture
                                 -------- ----
Event of Default:

               (i) is not waivable under the Indenture, the Event of Default under this Declaration shall also not be waivable; or

               (ii) requires the consent or vote of a Super Majority to be waived under the Indenture, such Event of Default under this Declaration may only be waived by the vote or consent of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided, further, that, notwithstanding (i) or (ii) above, each Holder of
--------  -------
Common Securities will be deemed to have waived any such Indenture Event of Default and all Events of Default with respect to the Common Securities and their consequences until all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default with respect to the Capital Securities have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of (S)(S) 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and

(S)(S) 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted in the Trust Indenture Act. Subject to the foregoing provisions in this Section 2.6(b), upon such waiver, any such Indenture Event of Default shall cease to exist, and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Indenture Event of Default by the Institutional Trustee at the direction of the Holders of the Capital Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of
(S) 316(a)(1)(B) of the Trust Indenture Act and (S) 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

          SECTION 2.7    Events of Default; Notice.
                         -------------------------

          (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided, however, that, except for a default in the payment of principal of (or
--------  -------  ----
premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

          (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

               (i) a default under Sections 5.01(a) and 5.01(b) of the Indenture; or

               (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Declaration shall have actual knowledge.


                                  ARTICLE III
                                  ORGANIZATION

          SECTION 3.1    Name.
                         ----

          The Trust is named "Countrywide Capital I," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

          SECTION 3.2    Office.
                         ------

          The address of the principal office of the Trust is c/o Countrywide Credit Industries, Inc., 155 North Lake Avenue, Pasadena, California 91101. On ten Business Days' written notice to the Holders, the Regular Trustees may designate another principal office.

          The address of the Trust's registered office in the State of Delaware is c/o The Bank of New York (Delaware), 400 White Clay Center, Route 273, Newark, Delaware 19711, Attn: Corporate Trust Administrator.

          SECTION 3.3    Purpose.
                         -------

          The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the gross proceeds from such sale to acquire the Debentures and the Debenture Guarantee, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not issue any securities other than the Securities, borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

          SECTION 3.4    Authority.
                         ---------

          Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the

Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

          SECTION 3.5    Title to Property of the Trust.
                         ------------------------------

          Except as provided in Section 3.8 with respect to the Debentures, the Debenture Guarantee and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

          SECTION 3.6    Powers and Duties of the Regular Trustees.
                         -----------------------------------------

          The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

          (a) to issue and sell the Capital Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may
                                          --------  -------
     issue no more than one series of Capital Securities and no more than one series of Common Securities, and, provided, further, that there shall be no
                                       --------  -------
     interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Capital Securities and Common Securities on the Closing Date;

          (b) in connection with the issue and sale of the Capital Securities, at the direction of the Sponsor, to:

               (i) execute and file with the Commission the registration statement on Form S-3 prepared by the Sponsor and the Debenture Issuer, including any amendments thereto, pertaining to the Capital Securities;

               (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Capital Securities in any State in which the Sponsor has determined to qualify or register such Capital Securities for sale;

               (iii) execute and file an application, prepared by the Sponsor, to The New York Stock Exchange, Inc. or any other national securities exchange or the Nasdaq Stockmarket's

          National Market for listing upon notice of issuance of any Capital Securities;

               (iv) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Capital Securities under Section 12(b) of the Exchange Act; and

               (v) execute and enter into the Underwriting Agreement and Pricing Agreement providing for the sale of the Capital Securities;

          (c) to acquire the Debentures and the Debenture Guarantee with the proceeds of the sale of the Capital Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the
--------  -------
Debentures and the Debenture Guarantee to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Capital Securities and the Holders of Common Securities;

          (d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Tax Event; provided that the Regular Trustees
                                         -------- ----
shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any Ministerial Action in relation to a Tax Event;

          (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of (S) 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions, exchanges and other distributions upon dissolution, winding-up or termination, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

          (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

          (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

          (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

          (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (j) to give the certificate required by (S) 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

          (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

          (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

          (m) to give prompt written notice to the Holders of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;


          (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the of Holders Securities or to enable the Trust to effect the purposes for which the Trust was created;

          (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

               (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

               (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

provided that such action does not adversely affect the interests of Holders;


          (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

          (q) to call a meeting of the Holders of the Capital Securities if directed to do so by Holders of at least 10% in aggregate liquidation amount thereof; and

          (r) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

          The Regular Trustees are authorized and directed to operate the Trust in such a way so that the Trust will not be required to register as an Investment Company nor be characterized as other than a grantor trust for United Stated federal income tax purposes. The Regular Trustees are authorized to take any action, not inconsistent with applicable law, this Declaration or the certificates of incorporation of the Debenture Issuer and the Guarantor, that the Regular Trustees determine in their discretion to be necessary or desirable to cause the Debentures to be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes.

          The Regular Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not cause or permit the Trust to take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

          Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 3.8.

          Any expenses incurred by the Regular Trustees pursuant to this Section
3.6 shall be reimbursed by the Debenture Issuer.

          SECTION 3.7    Prohibition of Actions by the Trust and
                         ---------------------------------------
                         the Trustees.
                         ------------

          (a) The Trust shall not, and the Trustees (including the Institutional Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Institutional Trustee) shall cause the Trust not to:

               (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

               (ii) acquire any assets other than as expressly provided herein;

               (iii) possess Trust property for other than a Trust purpose;

               (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

               (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

               (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

               (vii) other than as provided in this Declaration (including Annex I), (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable or
          (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received any required consent of Holders and an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

          SECTION 3.8    Powers and Duties of the Institutional
                         --------------------------------------
                         Trustee.
                         -------

          (a) The legal title to the Debentures and the Debenture Guarantee shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures and the Debenture Guarantee shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures and the Debenture Guarantee have been executed and delivered.

          (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures and the Debenture

Guarantee to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

          (c) The Institutional Trustee shall:

          (i) establish and maintain a segregated non-interest bearing bank account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures and the Debenture Guarantee held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with
     Section 6.1 and on liquidation, redemption and otherwise. Funds in the Institutional Trustee Account shall be held uninvested and without liability for interest thereon until disbursed in accordance with this Declaration. The Institutional Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Capital Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature; and


          (iii) upon written notice of Distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures and the Debenture Guarantees to Holders upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a Tax Event or other specified circumstances pursuant to the terms of the Securities.

          (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

          (e) The Institutional Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided, however, that if an Event of Default has
     --------  -------
occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date) following any applicable grace period, then a Holder of Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder (a "Direct Action") on or after the respective due dates specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer or the Guarantor to such Holder of Capital Securities in such Direct Action; provided that no Holder of the Common Securities may exercise any such right of subrogation so long as an Event of Default with respect to the Capital Securities has occurred and is continuing. Except as provided in the preceding sentences, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

          (f) The Institutional Trustee shall not resign as a Trustee unless either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation have been distributed to the Holders of Securities pursuant to the terms of the Securities; or

          (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.7.

          (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges as the holder of Debentures and the Debenture Guarantee under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders, enforce its rights as holder of the Debentures and the Debenture Guarantee subject to the rights of the Holders pursuant to the terms of such Securities.

          (h) The Institutional Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with (S) 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee.

          (i) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

          The Institutional Trustee must exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

          SECTION 3.9    Certain Duties and Responsibilities of
                         --------------------------------------
                         the Institutional Trustee.
                         -------------------------

          (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A) the duties and obligations of the Institutional Trustee shall be determined solely by the express provisions of this Declaration and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

               (B) in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

          (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

          (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it;

          (v) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

          (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the Guarantee or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

          (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

          SECTION 3.10   Certain Rights of Institutional Trustee.
                         ---------------------------------------

          (a) Subject to the provisions of Section 3.9:

          (i) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

          (iii) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

          (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

          (v) the Institutional Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (vi) subject to Section 3.9(a), the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have offered to the Institutional Trustee security and indemnity reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee; provided, however, that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

          (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

          (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the

     Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agents' taking such action;

          (x) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (A) may request instructions from the Holders which instructions from the Holders may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received and (C) shall be protected in conclusively relying on or acting in accordance with such instructions;

          (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

          (xii) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

          (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

          SECTION 3.11   Delaware Trustee.
                         ----------------

          Notwithstanding any other provision of this Declaration other than Sections 5.2 and 5.6, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Declaration. Except as set forth in Sections 5.2 and 5.6, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of (S) 3807 of the Business Trust Act.

          SECTION 3.12   [Intentionally Omitted]


          SECTION 3.13   Not Responsible for Recitals or Issuance of Securities.
                         ------------------------------------------------------

          The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

          SECTION 3.14   Duration of Trust.
                         -----------------

          The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence for thirty-four (34) years from the Closing Date.

          SECTION 3.15   Mergers.
                         -------

          (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c).

          (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State of the United States; provided that:

          (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

               (A) expressly assumes all of the obligations of the Trust under the Securities; or

               (B) substitutes for the Securities other securities having substantially the same terms as the

          Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;


          (ii) the Debenture Issuer expressly acknowledges a trustee for the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the holder of the Debentures and the Guarantor expressly acknowledges such trustee of the Successor Entity as the holder of the Debenture Guarantee;

          (iii) the Capital Securities remain listed, if they are listed immediately prior to the effective date of the consolidation, amalgamation or merger or any Successor Securities are listed if the Capital Securities were listed immediately prior to the effective date of the consolidation, amalgamation or merger, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Capital Securities were then so listed or quoted;

          (iv) such merger, consolidation, amalgamation or replacement does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;


          (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders (or the holders of any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity as a result of such merger, consolidation, amalgamation or replacement);

          (vi) such Successor Entity has a purpose identical to that of the Trust;

          (vii) prior to such merger, consolidation, amalgamation or replacement, the Regular Trustees have received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

               (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders (or the holders of any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity);

               (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

               (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

          (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Capital Securities Guarantee and the Common Securities Guarantee.

          (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or to be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.


                                   ARTICLE IV
                                    SPONSOR

          SECTION 4.1    Sponsor's Purchase of Common Securities.
                         ---------------------------------------

          The Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3% of the total capital of the Trust, at the same time as the Capital Securities are sold.

          SECTION 4.2    Responsibilities of the Sponsor.
                         --------------------------------

          In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Capital Securities, including any amendments thereto;

          (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

          (c) if deemed desirable by the Sponsor to prepare for filing by the Trust of an application to the New York Stock Exchange or any other national securities exchange or the Nasdaq Stock Market's National Market for listing upon notice of issuance of any Capital Securities;

          (d) if deemed necessary or desirable by the Sponsor to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Capital Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

          (e) to negotiate the terms of the Underwriting Agreement and Pricing Agreement providing for the sale of the Capital Securities.


                                   ARTICLE V
                                    TRUSTEES

          SECTION 5.1    Number of Trustees.
                         ------------------

          The number of Trustees initially shall be five (5), and:

          (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that, the number of Trustees shall in
                       --------  -------
no event be less than two (2); provided further that (1) there shall be a
                               -------- -------
Delaware Trustee if required by Section 5.2; (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "Regular Trustee"); and (3) one Trustee shall be the Institutional Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements, in which case Section 3.11 shall have no application to such entity in its capacity as Institutional Trustee.

          SECTION 5.2    Delaware Trustee.
                         ----------------

          If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

          (a) a natural person who is a resident of the State of Delaware; or

          (b) if not a natural person, an entity which maintains its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law.

          SECTION 5.3    Institutional Trustee; Eligibility.
                         ----------------------------------

          (a) There shall at all times be one Trustee which shall act as Institutional Trustee which shall:

          (i) not be an Affiliate of the Sponsor; and

          (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

          (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of (S) 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in (S) 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of (S) 310(b) of the Trust Indenture Act.

          (d) The Indenture, the Debt Securities (as defined therein) issued or to be issued thereunder, the Declaration, the Trust Securities issued or to be issued thereunder and the Capital Securities Guarantees and Common Securities Guarantees in connection therewith (including the Capital Securities Guarantee in connection herewith) shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the proviso contained in Section 310(b)(1) of the Trust Indenture Act.

          (e) The initial Institutional Trustee shall be:

               The Bank of New York.

          SECTION 5.4    Certain Qualifications of Regular Trustees and Delaware
                         -------------------------------------------------------
Trustee Generally.
-----------------

          Each Regular Trustee and the Delaware Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

          SECTION 5.5    Regular Trustees.
                         ----------------

          The initial Regular Trustees shall be:

                    Eric P. Sieracki
                    Sandor E. Samuels
                    Carlos Garcia

          (a) Except where a requirement for action by a specific number of Regular Trustees is expressly set forth in this Declaration and except with respect to any action the taking of which is the subject of a meeting of the Regular Trustees any action required or permitted to be taken by the Regular Trustees may be taken by, and any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

          (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6.


          SECTION 5.6    Initial Delaware Trustee.
                         ------------------------

          The initial Delaware Trustee shall be:

               The Bank of New York (Delaware).

          SECTION 5.7    Appointment, Removal and Resignation of Trustees.
                         ------------------------------------------------

          (a) Subject to Section 5.7(b), Trustees may be appointed, removed or replaced without cause at any time except during an Event of Default:

          (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

          (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

          (b) (i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.7(a) until a Successor Institutional Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees and the Sponsor; and

          (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

          (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however,
                                                          --------  -------
that:

          (i) no such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

               (A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

               (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

          (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Institutional Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.7.

          (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.7 within 60 days after delivery of an instrument of resignation or removal, the Institutional Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

          (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

          SECTION 5.8    Vacancies Among Trustees.
                         ------------------------

          If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

          SECTION 5.9    Effect of Vacancies.
                         -------------------

          The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.7, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

          SECTION 5.10   Meetings.
                         --------

          If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular

Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

          SECTION 5.11   Delegation of Power.
                         -------------------

          (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

          (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

          SECTION 5.12   Merger, Conversion, Consolidation or Succession to
                         --------------------------------------------------
Business.
--------

          Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                  ARTICLE VI
                                 DISTRIBUTIONS

          SECTION 6.1    Distributions.
                         -------------

          Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and/or principal on the Debentures (or the Sponsor makes a payment in respect of the Debenture Guarantee) held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.


                                  ARTICLE VII
                             ISSUANCE OF SECURITIES

          SECTION 7.1    General Provisions Regarding Securities.
                         ---------------------------------------

          (a) The Regular Trustees shall on behalf of the Trust issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Capital Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.

          (b) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual signature of any present or any future Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the

Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

          (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

          (e) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

          SECTION 7.2    Paying Agent.
                         ------------

          In the event that the Capital Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where, in addition to payment methods provided for in the terms of the Securities, the Capital Securities may be presented for payment ("Paying Agent"). The Trust may appoint the Paying Agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to any Holder. The Trust shall notify the Institutional Trustee of the name and address of any Paying Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Institutional Trustee shall act as such. The Bank of New York or any of its Affiliates may act as Paying Agent. The Trust shall initially act as Paying Agent for the Capital Securities and the Common Securities. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Institutional Trustee. In the event that The Bank of New York shall no longer be the Paying Agent, the Institutional Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company).


                                  ARTICLE VIII
                      DISSOLUTION AND TERMINATION OF TRUST

          SECTION 8.1    Dissolution and Termination of Trust.
                         ------------------------------------

          (a)  The Trust shall dissolve:

          (i) on December 31, 2050, the expiration of the term of the Trust;


          (ii) upon the bankruptcy of the Sponsor or the Debenture Issuer;

          (iii) (other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture, the Declaration, the Debt Guarantee or the Capital Securities Guarantee, as the case may be) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the Debenture Issuer upon the consent of the Holders of at least a Majority in liquidation amount of the Securities voting together as a single class to file a certificate of cancellation with respect to the Trust or upon the revocation of the charter of the Sponsor or the Debenture Issuer and the expiration of 90 days after the date of revocation without a reinstatement thereof;

          (iv) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor, the Trust or the Debenture Issuer;

          (v) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

          (vi) upon the occurrence and continuation of a Tax Event pursuant to which the Trust shall be dissolved in accordance with the terms of the Securities and the Debentures and Debenture Guarantees endorsed thereon shall, subject to the terms of the Securities, be distributed to the Holders of Securities in exchange for the Securities; or

          (vii) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor.

          (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon completion of the winding up of the Trust, the Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

          (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

          (d) If the Trust is dissolved and at the time of dissolution the Capital Securities are rated by at least one "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, the Debenture Issuer shall use its best efforts to obtain from at least one such or another rating organization a rating for the Debentures.

                                   ARTICLE IX
                             TRANSFER OF INTERESTS

          SECTION 9.1    Transfer of Securities; Capital
                         Securities Acquired by ERISA Plans.
                         ----------------------------------


          (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

          (b) Subject to this Article IX, Capital Securities shall be freely transferable. Notwithstanding the foregoing, Capital Securities may not be acquired by any Person who is, or who in acquiring such Capital Securities is using the assets of, an ERISA Plan unless one of the following class exemptions is applicable: (i) Prohibited Transaction Class Exemption 90-1 ("PTE 90-1"), regarding investments by insurance company pooled separate accounts, (ii) Prohibited Transaction Class Exemption 91-38 ("PTE 91-38") regarding investments by bank collective investment funds, (iii) Prohibited Transaction Class Exemption 84-14 ("PTE 84-14"), regarding transactions effected by qualified professional asset managers, (iv) Prohibited Transaction Class Exemption 96-23 ("PTE 96-23"), regarding transactions effected by in-house asset managers, or
(v) Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), regarding investments by insurance company general accounts. The acquisition of Capital Securities by any Person who is, or who in acquiring such Capital Securities is using the assets of, an ERISA Plan shall be deemed to constitute a representation by such Person to the Trust that (i) such Person is eligible for exemptive relief available pursuant to one of PTE 90-1, PTE 91-38, PTE 84-14, PTE 96-23 or PTE 95-60 with respect to the acquisition and holding of such Capital Securities, and (ii) neither Countrywide Home Loans, Inc. nor Countrywide Credit Industries, Inc. is a "fiduciary", within the meaning of
Section 3(21) of ERISA and the regulations thereunder, with respect to such Person's interest in the Capital Securities or the Debentures.

          (c) The Sponsor may not transfer the Common Securities.

          SECTION 9.2    Transfer of Certificates.
                         ------------------------

          The Regular Trustees shall provide for the registration of Certificates and of transfers and exchanges of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees, Institutional Trustee, or Debenture Issuer may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Institutional Trustee shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Institutional Trustee duly executed by the Holder or such Holder's attorney duly authorized in writing. Every Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration. The Trust will not be required to register or cause to be registered the transfer or exchange of Capital Securities after such Capital Securities have been called for redemption.

          SECTION 9.3    Deemed Security Holders.
                         ------------------------

          The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

          SECTION 9.4    Book Entry Interests.
                         --------------------

          Unless otherwise specified in the terms of the Capital Securities, the Capital Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Capital Security Certificates (each a "Global Certificate"), to be delivered to and deposited with DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Capital Security Beneficial Owner will receive a definitive Capital Security Certificate representing such Capital Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.7. Unless and until definitive, fully registered Capital Security Certificates (the "Definitive Capital Security Certificates") have been issued to the Capital Security Beneficial Owners pursuant to Section 9.7:

          (a) the provisions of this Section 9.4 shall be in full force and effect;

          (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Capital Securities and the sole holder of the Global Certificates and shall have no obligation to the Capital Security Beneficial Owners;

          (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section
9.4 shall control; and

          (d) the rights of the Capital Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and DTC will make book entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants.

          SECTION 9.5    Notices to Clearing Agency.
                         --------------------------

          Whenever a notice or other communication to the Capital Security Holders is required under this Declaration, unless and until Definitive Capital Security Certificates shall have been issued to the Capital Security Beneficial Owners pursuant to Section 9.7, the Regular Trustees shall give all such notices
and communications specified herein to be given to the   Capital Security
Holders to the Clearing Agency, and shall have no notice obligations to the Capital Security Beneficial Owners.

          SECTION 9.6    Appointment of Successor Clearing Agency.
                         ----------------------------------------

          If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Capital Securities.

          SECTION 9.7    Definitive Capital Security Certificates.
                         ----------------------------------------

          If:

          (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to
Section 9.6; or

          (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Capital Securities,

          then:

          (c) Definitive Capital Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Capital Securities; and

          (d) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Capital Security Certificates to be delivered to Capital Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Capital Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Capital Securities may be listed, or to conform to usage.

          SECTION 9.8    Mutilated, Destroyed, Lost or Stolen Certificates.
                         -------------------------------------------------

          If:

          (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

          (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless;

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE X
                           LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

          SECTION 10.1   Liability.
                         ---------

          (a) Except as expressly set forth in this Declaration, the Debenture Guarantee, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

          (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

          (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

          (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

          (c) Pursuant to (S) 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

          SECTION 10.2   Exculpation.
                         -----------

          (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

          SECTION 10.3   Fiduciary Duty.
                         --------------

          (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified Person.

          (b) Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between any Covered Persons; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

          (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

          SECTION 10.4   Indemnification.
                         ---------------

          (a) (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

          (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4 (a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          (iv)  Any indemnification under paragraphs (i) and (ii) of this
     Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding,
     (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

          (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4 (a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4 (a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such Person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or the Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Capital Security Holders.

          (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4 (a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Capital Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4 (a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

          (vii) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any Person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4 (a).

          (viii) For purposes of this Section 10.4 (a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4 (a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

          (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

          (b) The Debenture Issuer agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration.

          SECTION 10.5   Outside Businesses.
                         ------------------

          Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                  ARTICLE XI
                                  ACCOUNTING

          SECTION 11.1  Fiscal Year.
                        -----------

          The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

          SECTION 11.2  Certain Accounting Matters.
                        --------------------------

          (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

          (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

          (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

          (d) The Regular Trustees shall cause to be duly prepared and filed an annual United States federal income tax return on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

          SECTION 11.3  Banking.
                        -------

          The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in
                               --------  -------
respect of the Debentures and the Debenture Guarantee held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall
                  --------  -------
designate the signatories for the Institutional Trustee Account.

          SECTION 11.4  Withholding.
                        -----------

          The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS

          SECTION 12.1  Amendments.
                        ----------

          (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by

          (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

          (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

          (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

          (b) Notwithstanding any other provision of this Article XII, no amendment shall be made, and any such purported amendment shall be void and ineffective:

          (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

          (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received;

               (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

               (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

          (iii)  to the extent the result of such amendment would be to:

               (A) cause the trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

               (B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

               (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

          (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities.

          (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities.

          (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

          (f) the rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

          (g) Notwithstanding Section 12.1(c), this Declaration   may be amended
without the consent of the Holders of the Securities to:

          (i)  cure any ambiguity;

          (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

          (iii) add to the covenants, restrictions or obligations of the Sponsor;

          (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders; and

          (v) modify, eliminate and add to any provision of this Declaration to such extent as may be necessary; provided, however, that no such amendment
                                      --------  -------
     shall adversely affect the powers, preferences or special rights of Holders of Securities.

          SECTION 12.2   Meetings of the Holders of Securities; Action by
                         ------------------------------------------------
Written Consent.
---------------

          (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by such Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

          (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

          (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

          (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

          (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed or trading otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

          SECTION 13.1   Representations and Warranties of Institutional
                         -----------------------------------------------
Trustee.
-------

          The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee, that:

          (a) the Institutional Trustee is a New York banking corporation with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

          (b) the execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. This Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law);

          (c) the execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and

          (d) no consent, approval or authorization of, or registration with or notice to, any New York State or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee of this Declaration.

          SECTION 13.2   Representations and Warranties of Delaware
                         ------------------------------------------
                         Trustee.
                         -------

          The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

          (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

          (b) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. This Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

          (c) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.

          (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.


                                  ARTICLE XIV
                                 MISCELLANEOUS

          SECTION 14.1   Notices.
                         -------

          All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

          (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities:

               Countrywide Capital I
               Countrywide Credit Industries, Inc.
               155 North Lake Avenue
               Pasadena, CA  91101
               Attention:
               Telecopy

          (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

               The Bank of New York (Delaware)
               White Clay Center, Route 273
               Newark, Delaware  19711
               Attention:  Corporate Trust Department

          (c) if given to the Institutional Trustee, at the Institutional Trustee's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

               The Bank of New York
               101 Barclay Street, 21 West
               New York, New York 10286
               Attention:  Corporate Trust Trustee
                              Administration

          (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

               Countrywide Credit Industries, Inc.
               155 North Lake Avenue
               Pasadena, CA  91101
               Attention:

          (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

          All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

          SECTION 14.2   Governing Law.
                         -------------

          This Declaration, the rights of the parties hereunder, and the Securities shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration any provision of the laws (statutory or common) of the State of Delaware pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms hereof (a) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets or (g) the establishment of fiduciary or other standards of responsibility or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees as set forth or referenced in this Declaration. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

          SECTION 14.3   Intention of the Parties.
                         ------------------------

          It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

          SECTION 14.4   Headings.
                         --------

          Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

          SECTION 14.5   Successors and Assigns.
                         ----------------------

          Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

          SECTION 14.6   Partial Enforceability.
                         ----------------------

          If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

          SECTION 14.7   Counterparts.
                         ------------

          This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                             ---------------------------------
                             Eric P. Sieracki,
                               as Regular Trustee



                             ---------------------------------
                             Sandor E. Samuels,
                               as Regular Trustee



                             ---------------------------------
                             Carlos Garcia, as Regular Trustee


                             THE BANK OF NEW YORK (DELAWARE),
                             as Delaware Trustee


                             By: _____________________________
                                 Name:
                                 Title


                             THE BANK OF NEW YORK,
                             as Institutional Trustee


                             By: _____________________________
                                 Name:
                                 Title:


                             COUNTRYWIDE CREDIT INDUSTRIES, INC.,
                             as Sponsor


                             By: ______________________________
                                 Name:
                                 Title:

                                                                     EXHIBIT A-1

                                    ANNEX I

                                    TERMS OF
                  ____% CAPITAL TRUST PASS-THROUGH SECURITIES
                            ____% COMMON SECURITIES


          Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of December __, 1996 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in the Declaration or, if not defined in the Declaration, as defined in the Prospectus referred to below):

          1.   Designation and Number.
               ----------------------


          (a) Capital Securities.  __________ Capital Securities of the Trust,
              ------------------
with an aggregate stated liquidation amount with respect to the assets of the Trust of _____________________ dollars ($___________) and a stated liquidation amount with respect to the assets of the Trust of $1,000 per Capital Security, are hereby designated for the purposes of identification only as "____% Capital Trust Pass-through Securities/sm/ (`TRUPS'/sm/)"* (the "Capital Securities"). The Capital Security Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Capital Securities are listed.


          (b) Common Securities.  _______ Common Securities of the Trust, with
              -----------------
an aggregate stated liquidation amount with respect to the assets of the Trust of _____________________________________ dollars ($_________) and a stated
liquidation amount with respect to the assets of the Trust of $1,000 per Common Security, are hereby designated for the purposes of identification only as "____% Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

----------
* Salomon Brothers Inc has filed applications with the United States Patent and Trademark Office for the registration of the Capital Trust Pass-through Securities and TruPS service marks.

          2.  Distributions.
              -------------

          (a) Distributions payable on each Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the stated liquidation amount of $1,000 per Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Except as set forth below in respect of an Extension Period, Distributions in arrears for more than one semiannual period will bear interest thereon compounded semiannually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures and the Debenture Guarantee held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full semiannual Distribution period on the basis of a 360-day year of twelve 30-day months, and, for any period shorter than a full semiannual Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.


          (b) Distributions on the Securities will be cumulative, will accrue from ________ __, 1996, and will be payable semiannually in arrears on June 1 and December 1 of each year, commencing on June 1, 1997, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 10 consecutive semiannual periods (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall be initiated while accrued interest with
-------- ----
respect to prior, completed Extension Periods is unpaid or while the Company is in default in the payment of interest that has become due and payable on the Debentures; and, provided further, that no Extension Period shall extend beyond
                 -------- -------
the date of maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, semiannual Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded semiannually during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided
                                                                       --------
that such Extension Period together with all such previous and further
----
extensions thereof may not exceed 10 consecutive semiannual periods or extend beyond the maturity of the Debentures. Distributions accrued during any Extension Period will be paid on the date that the related Extension Period terminates to Holders as they appear on the books and records of the Trust on the record date immediately preceding such date.

Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.


          (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Capital Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Capital Securities will be made as described under the heading "Description of the Capital Securities -- Book-Entry Only Issuance -- The Depository Trust Company" in the Prospectus Supplement dated ________ __, 1996, to the Prospectus dated _________ __, 1996 (together, the "Prospectus"), of the Trust included in the Registration Statement on Form S-3 of the Sponsor, the Trust and certain other business trusts. The relevant record dates for the Common Securities shall be the same record dates as for the Capital Securities. If the Capital Securities shall not continue to remain in book-entry only form, the relevant record dates for the Capital Securities shall conform to the rules of any securities exchange on which the Capital Securities are listed and, if none, shall be selected by the Regular Trustees, which dates shall be at least one Business Day but less than 60 Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. If the Capital Securities shall not continue to remain in book-entry only form, payments of Distributions on the Capital Securities shall, subject to the Declaration, be made by check mailed to the address of the Holder entitled thereto as such address shall appear on the books and records of the Trust. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer or the Guarantor having failed to make a payment under the Debentures or the Debenture Guarantee, as the case may be, when due (taking into account any Extension Period), will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distributions payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such payment date.

          (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

          3.   Liquidation Distribution Upon Dissolution.
               -----------------------------------------


          In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the liquidation, dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with
Section 3808(e) of the Business Trust Act (to the extent not paid by the Debenture Issuer or Guarantor) an amount equal to the aggregate of the stated liquidation amount of $1,000 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless such liquidation, dissolution, winding-up or termination occurs in connection with a Tax Event in which, in accordance with Section 4(c), Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.


          If, upon any such liquidation, dissolution, winding up or termination the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis, except that if an Event of Default has occurred and is continuing, the Capital Securities shall have a preference over the Common Securities with regard to such amounts.

          4.   Redemption and Distribution.
               ---------------------------


          (a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption (either at the option of the Debenture Issuer or pursuant to a Tax Event as described below), the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price of per Security of $1,000 plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days' notice of such redemption.

          (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be redeemed as described in
Section 4(f)(ii) below.


          (c) If, at any time, a Tax Event (as defined below) shall occur and be continuing the Regular Trustees shall, except in certain limited circumstances described in this Section 4(c), dissolve the Trust and, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, cause Debentures held by the Institutional Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment, as the Securities, to be distributed to the Holders of the Securities together with the Debenture Guarantee in liquidation of such Holders' interests in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Tax Event (the "90 Day Period"); provided, however, that, if at the time there is available to
                  --------  -------
the Trust the opportunity to eliminate, within the 90 Day Period, the adverse effects of the Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Debenture Issuer, the Sponsor or the Holders of the Securities ("Ministerial Action"), the Trust will pursue such Ministerial Action in lieu of dissolution.


          If, after a Tax Event has occurred, the Debenture Issuer receives an opinion (a "Redemption Tax Opinion") of a nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States federal income tax purposes, even if the Debentures were distributed to the Holders of Securities in liquidation of such Holders' interests in the Trust as described in this Section 4(c), the Debenture Issuer shall have the right at any time within 90 days following the occurrence of such Tax Event, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole or in part for cash so long as such Tax Event is continuing, and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that, if at the time
                                      --------  -------
there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within the 90 Day Period and before any notice has been given, the adverse effects of the Tax Event by taking some Ministerial Action, the

Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of redemption.


          "Tax Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after the date of the Prospectus Supplement, as a result of (a) any amendment to, clarification of or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any judicial decision or official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action"), or (c) any amendment to, clarification of, or change in the official position or interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental agency or regulatory body, irrespective of the manner in which such amendment, clarification or change is made known, which amendment, clarification, or change is effective or such Administrative Action or decision is announced, in each case, on or after the first date of issuance of the Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures, or subject to more than a de minimis amount of other taxes, duties or other governmental charges, (ii) any portion of interest payable by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by the Debenture Issuer for United States federal income tax purposes, or (iii) the Debenture Issuer could become liable to pay, on the next date on which any amount would be payable with respect to the Debentures, any Additional Interest (as defined in the Indenture).

          On and from the date fixed by the Regular Trustees for any distribution of Debentures, together with the Debenture Guarantee, upon dissolution of the Trust: (i) the Securities will be deemed to be no longer outstanding, (ii) The Depository Trust Company or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Capital Securities, will receive a registered global certificate or certificates representing the Debentures and the Debenture Guarantee to be delivered upon such distribution and (iii) any Certificates representing Securities, except for Certificates representing Capital Securities held by the Depositary or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent individual beneficial interests in such of the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on, such Securities until such Certificates are presented to the Debenture Issuer or its agent for transfer or reissue.


          (d) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all semiannual Distribution periods terminating on or before the date of redemption.


          (e) If the Trust is dissolved and at the time of dissolution the Capital Securities are rated by at least one "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, the Debenture Issuer shall use its best efforts to obtain from at least one such or other rating organization a rating for the Debentures.


          (f) Redemption or Distribution Procedures.

               (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of such Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of such Securities at the address of each such Holder appearing on the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.


               (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Capital Securities; provided, however, that, in respect of Capital Securities registered in the name of and held of record by the Depositary or its nominee (or any successor Clearing Agency or its nominee), the Capital Securities shall be redeemed in accordance with the procedures of the Depositary (which may include redemption by lot), and the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such Securities) in accordance with the procedures applied by such Clearing Agency or nominee.


               (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) with respect to the Capital Securities, while the Capital Securities are in book-entry only form, provided that the Debenture Issuer or the Guarantor has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee), by 12:00 noon, New York City time, on the redemption date, funds sufficient to pay the applicable Redemption Price with respect to the Capital Securities and will give the Depositary irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the Capital Securities, and (B) with respect to Capital Securities issued in definitive form and Common Securities, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of each such Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer or exchange of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.


               (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Capital Securities, the Depositary or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Capital Security Certificates have been issued, to the Holders thereof, and (B) in respect of the Common Securities, to the Holder thereof.


               (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.


             5. Voting Rights - Capital Securities.
                ----------------------------------


          (a) Except as provided under Sections 5(b) and 7 of this Annex to the Declaration and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights.


          (b) Subject to the requirements set forth in this paragraph, the Holders of a majority in aggregate liquidation amount of the Capital Securities, voting separately as a class, will have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures and the Debenture Guarantee, to (i) exercise the remedies available to it under the Indenture as a holder of the Debentures and the Debenture Guarantee for conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under the Indenture,
(iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent on behalf of all the Holders of the Capital Securities to any amendment, modification or termination of the Indenture, the

Debentures or the Debenture Guarantee where such consent shall be required, provided, however, that, where a consent or action under the Indenture would
--------  -------
require the consent or act of the holders of greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in aggregate liquidation amount of the Capital Securities outstanding which the relevant Super-Majority represents of the aggregate principal amount of the Debentures outstanding. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote or consent of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee as set forth above, the Institutional Trustee shall not take any action described in (i), (ii), or (iii) above, unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Debentures after the Holders of a majority of liquidation amount of the Capital Securities have so directed the Institutional Trustee, a Holder of Capital Securities may institute a legal proceeding directly against the Debenture Issuer to enforce the Institutional Trustee's rights under the Debentures, without first instituting any legal proceeding against the Institutional Trustee or any other person or entity. If a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the respective dates such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Capital Securities may directly institute a proceeding against the Debenture Issuer ("Direct Action") for enforcement of payment, on or after the respective due dates specified in the Debentures, to such Holder directly of the principal of or interest on the Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder. In connection with such Direct Action, the Debenture Issuer shall remain obligated to pay the principal of or interest on the Debentures held by the Trust or the Institutional Trustee, and the Debenture Issuer will be subrogated to the rights of such Holder of Capital Securities under the Declaration to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action, provided that no Holder of the Common Securities may exercise any such right of subrogation so long as an Event of Default with respect to the Capital Securities has occurred and is continuing. Except as provided in the preceding sentences, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures and the Debenture Guarantee.


          Any approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.


          The Regular Trustees will be required to call a meeting of the Holders of the Capital Securities if directed to do so by Holders of at least 10% in aggregate liquidation amount thereof.


          No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.


          Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned at such time by the Sponsor or any Affiliate of the Sponsor shall not entitle the Holders thereof to vote or consent and shall, for purposes of such vote or consent, be treated as if such Capital Securities were not outstanding.

          6. Voting Rights - Common Securities.
             ---------------------------------

          (a) Except as provided under Sections 6(b), 6(c) and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

          (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.


          (c) Subject to Section 2.6 of the Declaration and only after each Event of Default (if any) with respect to the Capital Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures to (i) exercise the remedies available under the Indenture, (ii) waive any past default and its consequences that is waivable under the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided, however, that, where a consent or action under the Indenture
         --------  -------  ----
would require a Super Majority, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Notwithstanding this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote or consent of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action described in (i), (ii) or (iii) above, unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

          Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel

Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          7. Amendments to Declaration and Indenture.
             ---------------------------------------


          (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in
Section 8.1 of the Declaration, then the Holders of outstanding Securities, voting together as a single class, will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities affected thereby; provided, however, that if any amendment or
                             --------  -------
proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.


          (b) In the event the consent of the Institutional Trustee as the holder of the Debentures and the Debenture Guarantee is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Debentures or the Debenture Guarantee, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification, or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require
       --------  -------
the consent of a Super Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities outstanding which the relevant Super-Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall not take
             --------  -------
any such action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

          8.  Pro Rata.
              --------


          A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate liquidation amount of Capital Securities held by the relevant Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

          9. Ranking.
             -------

          The Capital Securities rank pari passu and payment thereon shall be
                                      ---- -----
made Pro Rata with the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.


          10.  Acceptance of Securities Guarantee and Indenture.
               ------------------------------------------------


          Each Holder of Capital Securities and Common Securities, by the acceptance of such Securities, agrees to the provisions of the Capital Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.


          11.  No Preemptive Rights.
               --------------------

          The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.


          12.  Miscellaneous.
               -------------

     These terms constitute a part of the Declaration.


          The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                  EXHIBIT A-1

                      FORM OF CAPITAL SECURITY CERTIFICATE

          This Capital Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary.
This Capital Security is exchangeable for Capital Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

          Unless this Capital Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the Trust or its agent for registration of transfer, exchange or payment, and any Capital Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


Certificate Number                    Number of Capital Securities

                                                            CUSIP NO ___________

                   Certificate Evidencing Capital Securities

                                       of

                             COUNTRYWIDE CAPITAL I

         ____% Capital Trust Pass-through Securities/SM/ ("TRUPS"/SM/)
                (liquidation amount $1,000 per Capital Security)

          COUNTRYWIDE CAPITAL I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust, designated the ____% Capital Trust Pass-through Securities/SM/ (liquidation amount $1,000 per Capital Security) (the "Capital Securities").
The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The designation,

                                      A1-1
rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued pursuant to, and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of December 1, 1996, including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Capital Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business.

          Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of beneficial ownership in the Debentures.


          IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of _________, 1996.

                                                 COUNTRYWIDE CAPITAL I

                                                 By:___________________________
                                                    Name:
                                                    Title: Regular Trustee

                                      A1-2

                         [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Capital Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the stated liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Except as set forth below in respect of an Extension Period, Distributions in arrears for more than one semiannual period will bear interest thereon compounded semiannually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures and the Debenture Guarantee held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full semiannual Distribution period on the basis of a 360-day year of twelve 30-day months, and, for any period shorter than a full semiannual Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

          Except as otherwise described below, Distributions on the Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable semiannually in arrears on June 1 and December 1 of each year, commencing on December 1, 1997. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 10 consecutive semiannual periods (each an "Extension Period"), during which Extension Period no interest will be due and payable on the Debentures, provided that no Extension Period shall be initiated while accrued interest with
-------- ----
respect to prior, completed Extension Periods is unpaid or while the Company is in default in the payment of interest that has become due and payable on the Debentures, and provided further, that no Extension Period may extend beyond the
                -------- -------
date of the maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, semiannual Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded semiannually during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided
                                                                       --------
that such Extension Period together with all such previous and further
----
extensions thereof may not exceed 10 consecutive semiannual periods or extend beyond the maturity of the Debentures. Distributions accrued during any Extension Period will be paid on the date that the related Extension Period terminates to Holders as they appear on the books and records of the Trust on the record date immediately

                                      A1-3
preceding such date. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          Capital Securities may not be acquired by any Person who is, or who in acquiring such Capital Securities is using the asset of, an ERISA Plan unless one of the following class exemptions is applicable: (i) Prohibited Transaction Class Exemption 90-1 ("PTE 90-1"), regarding investments by insurance company pooled separate accounts, (ii) Prohibited Transaction Class Exemption 91-38 ("PTE 91-38"), regarding investments by bank collective investment funds, (iii) Prohibited Transaction Class Exemption 84-14 ("PTE 84-14"), regarding transactions effected by qualified professional asset managers, (iv) Prohibited Transaction Class Exemption 96-23 ("PTE 96-23"), regarding transactions effected by in-house asset managers, or (v) Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), regarding investments by insurance company general accounts. The acceptance of this Certificate by any Person who is, or who in acquiring this Certificate is using the assets of, an ERISA Plan shall be deemed to constitute a representation by such Person to the Trust that (i) such Person is eligible for exemption relief available pursuant to one of PTE 90-1, PTE 91-38, PTE 84-14, PTE 96-23 or PTE 95-60 with respect to the acquisition and holding of the Capital Securities represented by this Certificate, and (ii) neither Countrywide Home Loans, Inc. nor Countrywide Credit Industries, Inc. is a "fiduciary", within the meaning of Section 3(21) of ERISA and the regulations thereunder, with respect to such Person's interest in the Capital Securities or the Debentures.



          The Capital Securities shall be redeemable as provided in the Declaration.

                                      A1-4

                           _________________________

                                  ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   (Insert address and zip code of assignee)

and irrevocably appoints

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ___________________________

Signature: _____________________
(Sign exactly as your name appears on the other side of this Capital Security Certificate)

Signature Guarantee*:             _____________________________


----------------
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      A1-5

                                                                     EXHIBIT A-2

                                  EXHIBIT A-2

                      FORM OF COMMON SECURITY CERTIFICATE

Certificate Number                                   Number of Common Securities

                    Certificate Evidencing Common Securities

                                       of

                             COUNTRYWIDE CAPITAL I

                            _____% Common Securities
                (liquidation amount $1,000 per Common Security)

          COUNTRYWIDE CAPITAL I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Countrywide Credit Industries, Inc. (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust, designated the _____% Common Securities (liquidation amount $1,000 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued pursuant to, and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ________ __, 1996, including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of undivided beneficial ownership in the Debentures.

                                      A2-1

          IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of ______, 1996.

                                                 COUNTRYWIDE CAPITAL I

                                                 By:___________________________
                                                    Name:
                                                    Title: Regular Trustee

                                      A2-2

                         [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Common Security will be fixed at a rate per annum of _____% (the "Coupon Rate") of the stated liquidation amount of $1,000 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Except as set forth below in respect of an Extension Period, Distributions in arrears for more than one semiannual period will bear interest thereon compounded semiannually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures and the Debenture Guarantee held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full semiannual Distribution period on the basis of a 360-day year of twelve 30-day months, and, for any period shorter than a full semiannual Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

          Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable semiannually in arrears on June 1 and December 1 of each year, commencing on June 1, 1997, to Holders of record fifteen (15) days prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 10 consecutive semiannual periods (each an "Extension Period"), provided that no
                                                                -------- ----
Extension Period shall be initiated while accrued interest with respect to prior completed Extension Period is unpaid or while the Company is in default in the payment of interest that has become due and payable on the Debentures, and provided further that no Extension Period may extend beyond the date of the
-------- -------
maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, semiannual Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded semiannually during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension
                                                 -------- ----
Period together with all such previous and further extensions thereof may not exceed 10 consecutive semiannual periods or extend beyond the maturity date of the Debentures. Distributions accruing during any Extension Period will be paid on the date that the related Extension period terminates to Holders as they appear on the books and records of

                                      A2-3
the Trust on the record date immediately preceding such date. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          The Common Securities shall be redeemable as provided in the Declaration.

                                      A2-4

                             ______________________

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   (Insert address and zip code of assignee)

and irrevocably appoints________________________________________________________
________________________________________________________________________________
________________________________________________________  agent to transfer this
Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: __________________________

Signature: __________________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee*:  ______________________________________


---------
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      A2-5

                                                                       EXHIBIT B

                                   EXHIBIT B
                             SPECIMEN OF DEBENTURE

                              (FACE OF DEBENTURE)


          [IF THE DEBENTURE IS TO BE A GLOBAL DEBENTURE, INSERT - This Debenture is a Global Debenture within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Debenture is exchangeable for Debentures registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Debenture (other than a transfer of this Debenture as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

          Unless this Debenture is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Debenture issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

No. _________________                   CUSIP No.  _______________


                          COUNTRYWIDE HOME LOANS, INC.
           ______% JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURE
                                  DUE ______


          COUNTRYWIDE HOME LOANS, INC., a New York corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________ or registered assigns, the principal sum of ________________ Dollars ($_________ ) on ________ __, 20___, and to pay interest on said principal sum from ________ __, ____, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semiannually (subject to deferral as set forth herein) in arrears on June 1 and December 1 of each year commencing June 1, 1997, at the rate of ______% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semiannually. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Debenture is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the Business Day next preceding such Interest Payment Date. [IF PURSUANT TO THE PROVISIONS OF THE INDENTURE THE DEBENTURES ARE NO LONGER REPRESENTED BY A GLOBAL Debenture --which shall be the close of business on the ____ Business Day next preceding such Interest Payment Date.] Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such regular record date and may be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Debenture shall be payable at the office or agency of the Trustee (or other paying agent appointed by the Company) maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the
               --------  -------
option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the holder of this Debenture is the Institutional Trustee, the payment of the principal of (and premium, if any) and interest on this Debenture will be made at such place and to such account as may be designated by the Institutional Trustee.

          The indebtedness evidenced by this Debenture is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

          This Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee.

          The provisions of this Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

                                                 COUNTRYWIDE HOME LOANS, INC.

                                                 By:
                                                    ________________________
                                                    Name:
                                                    Title:

Attest:

By:  _________________
     Name:
     Title:

                         CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated ________________

The Bank of New York,
as Trustee

By____________________
  Authorized Signatory



                              [FORM OF GUARANTEE]

     FOR VALUE RECEIVED, COUNTRYWIDE CREDIT INDUSTRIES, INC., a Delaware corporation (the "Guarantor"), hereby unconditionally guarantees to the holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal of, sinking fund payment, if any, premium, if any, or interest on said Security, when and as the same shall become due and payable, whether at maturity, upon redemption or otherwise, according to the terms thereof and of the Indenture referred to therein.

     The Guarantor agrees to determine, at least one Business Day prior to the date upon which a payment of principal of, sinking fund payment, if any, premium, if any, or interest on said Security is due and payable, whether the Company has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company punctually to pay any such principal, sinking fund payment, if any, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon redemption, or otherwise, and as if such payment were made by the Company.

     The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrevocable, and absolute, irrespective of the validity, regularity, or enforceability of said Security or said Indenture, the absence of any action to enforce the same, any waiver or consent by the holder of said Security with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Security or indebtedness evidenced thereby, and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in said Security and in this Guarantee.

     The Guarantor shall be subrogated to all rights of the holder of said Security against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the holders of all of the Securities then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of and premium, if any, and interest on all Securities shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

     Notwithstanding anything to the contrary contained herein, if following any payment of principal or interest by the Company on the Securities to the holders of the Securities it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C. Section 547 and such payment is paid by such holder to such trustee in bankruptcy, then and to the extent of such repayment, the obligations of the Guarantor hereunder shall remain in full force and effect.

     The obligations of the Guarantor under this Guarantee are, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Guarantee is issued subject to the provisions of the Indenture with respect thereto.

     Each holder of the Security upon which this Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each holder of the Security upon which this Guarantee is endorsed, by his or her acceptance thereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each holder upon said provisions.

     This Guarantee shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee (or the Authentication Agent).

     This Guarantee shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, COUNTRYWIDE CREDIT INDUSTRIES, INC. has caused this Guarantee to be signed in its corporate name by the facsimile signature of two of its officers thereunto duly authorized and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted or otherwise reproduced hereon.

COUNTRYWIDE CREDIT INDUSTRIES, INC.


______________________________{Seal}        _______________________
{Title}                                      {Title}

                             (REVERSE OF DEBENTURE)

          This Debenture is one of a duly authorized series of Debt Securities of the Company, specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of _________ __, 1996, duly executed and delivered between the Company and The Bank of New York as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of ________ __, 1996, between the Company and the Trustee (the Indenture as so supplemented, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the series of Debt Securities (referred to herein as the "Debentures") of which this Debenture is a part. By the terms of the Indenture, the Debt Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Debentures is limited in aggregate principal amount as specified in said First Supplemental Indenture.


          Because of the occurrence and continuation of a Tax Event, in certain circumstances, this Debenture may become due and payable at the principal amount together with any interest accrued thereon (the "Redemption Price"). The Redemption Price shall be paid prior to 12:00 noon, New York time, on the date of such redemption or at such earlier time as the Company determines. The Company shall have the right to redeem this Debenture at the option of the Company, without premium or penalty, in whole or in part at any time on or after December 1, 2006 (an "Optional Redemption"), or at any time in certain circumstances upon the occurrence of a Tax Event, at a redemption price equal to 100% of the principal amount plus any accrued but unpaid interest, to the date of such redemption (the "Optional Redemption Price"). Any redemption pursuant to this paragraph will be made upon not less than 30 days nor more than 60 days notice, at the Optional Redemption Price. If the Debentures are only partially redeemed by the Company pursuant to an Optional Redemption, the Debentures will be redeemed pro rata or by lot or by any other method utilized by the Trustee;
            --- ----
provided that if, at the time of redemption, the Debentures are registered as a Global Debenture, the Depositary shall determine the principal amount of such Debentures held by each Debentureholder to be redeemed in accordance with its procedures.

          In the event of redemption of this Debenture in part only, a new Debenture or Debentures of this series for the unredeemed portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

          In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Debentures may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Debt Securities of each series affected at the time outstanding, as specified in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debt Securities; provided, however, that no such supplemental indenture shall (i), among other things, extend the fixed maturity of any Debt Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the holder of each Debt Security so affected, or (ii) reduce the aforesaid percentage of Debt Securities, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of each Debt Securities then outstanding and affected thereby. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Debt Securities of any series at the time outstanding affected thereby, on behalf of all of the holders of the Debt Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Debt Securities of such series. Any such consent or waiver by the registered holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and of any Debenture issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.

          No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Debenture at the time and place and at the rate and in the money herein prescribed.


          The Company shall have the right at any time during the term of the Debentures and from time to time to defer payments of interest on the Debentures by extending the interest payment period of the Debentures for up to 10 consecutive semiannual periods (each, an "Extended Interest Payment Period"), and on the date on which such Extended Interest Payment Period ends the Company shall pay all interest then accrued and unpaid (including any Additional Interest), (together with interest thereon at the rate specified for the Debentures compounded semiannually to the extent that payment of such interest is enforceable under applicable law); provided that no Extended
                                                       -------- ----
Interest Payment Period may be initiated while accrued interest with respect to prior, completed Extended Interest Payment Periods is unpaid or while the Company is in default in the payment of interest that has become due and payable on the Debentures, and provided further that no Extended Interest Payment Period
                       -------- -------
may last beyond the Maturity Date. Before the termination of any such Extended Interest Payment Period, the Company may further extend such Extended Interest Payment Period, provided that each such Extended Interest Payment Period together with all such previous and further extensions thereof shall not exceed 10 consecutive semiannual periods or extend beyond the Maturity Date. At the termination of any such Extended Interest Payment Period and upon the payment of all accrued and unpaid interest and any additional amounts then due, the Company may commence a new Extended Interest Payment Period, subject to the above requirements.

          As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Debenture for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

          Prior to due presentment for registration of transfer of this Debenture, the Company, the Trustee, any paying agent and the Security registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security registrar shall be affected by any notice to the contrary.

          No recourse shall be had for the payment of the principal of or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.


          [The Debentures of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] [This Global Debenture is exchangeable for Debentures in definitive form only under certain limited circumstances set forth in the Indenture. Debentures of this series so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] As provided in the Indenture and subject to certain limitations [herein and] therein set forth, Debentures of this series [so issued] are exchangeable for a like aggregate principal amount of Debentures of this series of a different authorized denomination, as requested by the holder surrendering the same. All terms used in this Debenture that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE DEBENTURES WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

                                   EXHIBIT C